Exhibit 99.1

Reliance Global Group Completes Strategic Sale of its EBS / USBA Business Unit

Proceeds allocated to debt rationalization program and reinvestment - improvement in financial flexibility intended to accelerate new programs

LAKEWOOD, N.J., December 29, 2025 — Reliance Global Group, Inc. (Nasdaq: RELI) (the “Company”) today announced that it has finalized the sale of two of its subsidiaries, Employee Benefits Solutions, LLC and U.S and Benefits Alliance, LLC (together, “EBS”), two non-core agencies located in Cadillac, Michigan. The successful transaction is part of a comprehensive balance sheet rationalization program, intended to enhance the Company’s ability to execute on new initiatives.

Overall, the Company has been engaged in a strategy to focus efforts on areas that the Company believes will produce better outcomes. Since acquiring U.S. Benefits Alliance, LLC and Employee Benefits Solutions, LLC in 2019, Reliance has selectively integrated portions of the businesses that aligned with its long-term, technology-forward strategy into its core RELI Exchange platform. The transaction reflects the sale of only the remaining non-core components of those businesses, while the strategic elements previously integrated into Reliance’s core operations remain part of the Company’s ongoing growth initiatives. The Company will use 50% of the net proceeds to reduce debt and the balance will be reinvested in strategic business initiatives.

“Successfully completing this transaction is an important step in our overall strategy to focus capital and efforts toward the areas that the Company has identified to potentially produce the best return on investment,” stated Ezra Beyman, CEO of Reliance Global Group. “While EBS has been a reliable asset, the Company has identified opportunities in areas that it believes to potentially hold greater returns for shareholders. The result, which is a strengthening of our balance sheet, increases our investment capacity and ability to act on higher return opportunities that present themselves to the Company.”

Joel Markovits, the Company’s CFO added, “Combined with the debt reduction from this transaction, during 2025, we’ve been able to reduce our long-term debt by approximately $6 million, or more than 50%, and with the balance of the proceeds after debt reduction going toward reinvestment in our core platforms, RELI Exchange and 5minuteinsure.com, the Company anticipates greater scaling and an enhancement in our competitive position.”

About Reliance Global Group, Inc.

Reliance Global Group, Inc. (NASDAQ: RELI) is an InsurTech pioneer, leveraging artificial intelligence (AI), and cloud-based technologies, to transform and improve efficiencies in the insurance agency/brokerage industry. The Company’s business-to-business InsurTech platform, RELI Exchange, provides independent insurance agencies an entire suite of business development tools, enabling them to effectively compete with large-scale national insurance agencies, whilst reducing back-office cost and burden. The Company’s business-to-consumer platform, 5minuteinsure.com, utilizes AI and data mining, to provide competitive online insurance quotes within minutes to everyday consumers seeking to purchase auto, home, and life insurance. In addition, the Company operates its own portfolio of select retail “brick and mortar” insurance agencies which are leaders and pioneers in their respective regions throughout the United States, offering a wide variety of insurance products. Further information about the Company can be found at https://www.relianceglobalgroup.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements by terminology such as “may,” “should,” “could,” “would,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “continue,” “potential,” and similar expressions. Forward-looking statements in this press release include, without limitation, statements regarding: our strategy to streamline our portfolio and focus resources on our core, technology-forward platforms; the anticipated benefits of the sale of Employee Benefits Solutions, LLC and U.S. Benefits Alliance, LLC (together, “EBS”), including the impact on our business focus, financial position and capital structure; our expectations regarding the use of proceeds from the EBS transaction, including our plan to use a portion of the net proceeds to reduce debt and reinvest the remaining proceeds in strategic business initiatives, including continued investment in RELI Exchange and 5minuteinsure.com; the expected impact of the transaction and such reinvestment on our liquidity, financial flexibility, competitive position, and ability to pursue new initiatives; and our broader business, strategic and financial outlook.

These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties, including, among others, that we will be able to successfully execute our strategy to streamline our portfolio and focus on core, technology-forward platforms; that we will be able to realize the anticipated strategic, operational and financial benefits of the EBS divestiture; that we will be able to effectively allocate and deploy the proceeds from the EBS sale, including to reduce debt and fund business development initiatives; that our investments in RELI Exchange, 5minuteinsure.com and other initiatives will generate the anticipated returns; that market, economic, interest rate and regulatory conditions will remain sufficiently favorable; and that we will be able to continue to access capital on acceptable terms and execute our broader business and capital markets strategy. In addition, our assumptions include the amount and timing of the net proceeds from the transaction (including any post-closing adjustments, escrow/holdback arrangements, or indemnification obligations), and our ability to retain and use such proceeds as anticipated. There can be no assurance that these assumptions will prove accurate.

Actual results could differ materially from those anticipated due to a variety of risks and uncertainties, including, without limitation: our ability to realize the anticipated benefits of the EBS divestiture; the possibility of unanticipated costs, liabilities or disruptions associated with the transaction, including any impact on our remaining operations, employees, customers or business partners; the possibility that the net proceeds from the transaction are reduced or delayed as a result of transaction expenses, post-closing purchase price adjustments, escrow/holdback amounts, or indemnification claims; our ability to successfully reduce debt and improve our leverage and overall financial flexibility; our ability to grow RELI Exchange and 5minuteinsure.com, attract and retain agents and customers, and achieve expected levels of adoption and profitability; our ability to effectively deploy capital into business development or other strategic initiatives; our ability to maintain adequate liquidity and access to capital (including any issuance under our at-the-market equity offering program, if utilized); competitive pressures, including within InsurTech and insurance agency/brokerage; and general business, economic, market, interest rate and geopolitical conditions; as well as other risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, our Quarterly Reports on Form 10-Q, and in other filings with the Securities and Exchange Commission.

You are encouraged to carefully review our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, as well as our other filings with the Securities and Exchange Commission, for a more complete discussion of these and other risks and uncertainties. Except as required by law, Reliance Global Group, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Crescendo Communications, LLC
Tel: +1 (212) 671-1020
Email: RELI@crescendo-ir.com